Filed pursuant to 497(e) and 497(k)

File Nos. 2-21301 and 811-00483

ELFUN TRUSTS

(ELFNX)

SUPPLEMENT DATED AUGUST 10, 2026, TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”), EACH DATED APRIL 30, 2026, AS MAY BE SUPPLEMENTED FROM TIME TO TIME

Effective immediately, William Pitkin, Jr. of SSGA Funds Management, Inc. (the “Adviser”) is added to the portfolio management team of the Fund. Chris Sierakowski, current portfolio manager of the Fund, remains as a co-manager.

Accordingly, effective immediately the Summary Prospectus, Prospectus and SAI are amended as follows:

1)	The section titled “Investment Adviser” beginning on page 6 of the Summary Prospectus and on page 13 of the Prospectus is deleted and replaced with the following:

Investment Adviser

SSGA FM serves as the investment adviser to the Fund. The Adviser and certain of affiliates of State Street Corporation make up State Street Investment Management.

The professionals primarily responsible for the day-to-day management of the Fund are Chris Sierakowski and William Pitkin. Mr. Sierakowski and Mr. Pitkin have each managed the Fund since 2026.

Chris Sierakowski, CFA, is a Managing Director of the Adviser and a Portfolio Manager in the Fundamental Growth and Core U.S. Equity Group. He joined the Adviser in 2016 through the acquisition of GE Asset Management Incorporated (“GEAM”) by the ultimate parent company of State Street Investment Management.

William Pitkin is a Vice President of the Adviser and a Portfolio Manager in the Fundamental Growth and Core U.S. Equity Group. He joined the Adviser in 2016 through the acquisition of GEAM by the ultimate parent company of State Street Investment Management.

2)

The section titled “MANAGEMENT AND ORGANIZATION – About the Portfolio Managers” beginning on page 71 of the Prospectus the discussion of key professionals involved in the day-to-day portfolio management of the Fund is deleted in its entirety and replaced with the following:

Chris Sierakowski, CFA, is a Managing Director of State Street Investment Management and the Adviser and a Portfolio Manager in the Fundamental Growth and Core U.S. Equity Group. Mr. Sierakowski joined the Advisor through the acquisition of GEAM by the ultimate parent company of State Street Investment Management in July 2016. Prior to joining the Adviser, Mr. Sierakowski served in various investment roles at GEAM since 1999, including portfolio management and as a research analyst providing coverage for the software, computer hardware, semiconductors, business services, and payments industries. Prior to GEAM, Mr. Sierakowski spent several years in consulting and as an officer in the U.S. Army. Mr. Sierakowski has a Bachelor of Science in Economics from the United States Military Academy and a Master of Business Administration in Finance, Strategy, and Accounting from the University of Chicago Booth School of Business. He earned the Chartered Financial Analyst (CFA) designation and has been a member of the CFA Institute since 2002.

William Pitkin is a Vice President of State Street Investment Management and the Adviser, and a Portfolio Manager in the Fundamental Growth and Core U.S. Equity Group. Prior to this role, since 2016, Mr. Pitkin has been a Vice President in Equity Research, focusing on the information technology sector. He joined the Advisor through the acquisition of GEAM by the ultimate parent company of State Street Investment Management in July 2016. Prior to joining GEAM in 2007, Mr. Pitkin spent 5 years as a Managing Director, Senior Portfolio Manager and Analyst at International Strategy & Investment, Inc. He also held Research Analyst positions at Merrill Lynch & Company and Chemical Banking Corporation, and collectively has more than three decades of experience in fundamental equity investing, portfolio management, and equity research. Mr. Pitkin is a graduate of Williams College with a degree in Economics and earned his MBA in Finance, with honors, from NYU, Stern School of Business.

3)

In the table which lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts in the section “MANAGEMENT OF THE FUNDS – Portfolio Managers – Other Accounts Managed” beginning on page 53 of the SAI, the information is updated to include the number and types of accounts managed by William Pitkin and the assets under management in those accounts:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)	Other Pooled Investment Vehicle Accounts		Assets Managed (billions)		Other Accounts		Assets Managed (billions)		Total Assets Managed (billions)
William Pitkin †	5	$4.72	9	(1)	$0.26	(1)	16	(2)	$4.10	(2)	$9.07

†	Information for Mr. Pitkin is provided as of June 30, 2026.

(1)	Includes 0 accounts (totaling $0 million in assets under management) with performance-based fees.
(2)	Includes 0 accounts (totaling $0 million in assets under management) with performance-based fees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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